Exhibit 10.27

SECOND AMENDMENT

TO LEASE AGREEMENT

STATE OF TEXAS	X
	X	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF TRAVIS	X

That this Amendment to the Lease Agreement is made as of the 7th day of July, 2021, between 522 Congress, LP, Landlord, and Hippo Analytics Inc. , Tenant;

WITNESSETH

WHEREAS, the Landlord and Tenant have executed that certain Lease Agreement on or about December 15th, 2017, covering approximately 8,722 rentable square feet (known as Suite 500) of office space on the fifth floor of the Scarbrough Building in Austin, Texas, located at 522 Congress Avenue; and

WHEREAS, the Landlord and Tenant have executed that certain Lease Amendment on or about June 26th, 2019, to provide for an extension of the Premises Lease Term; and

WHEREAS, the Landlord and Tenant desire to amend the Lease Agreement to provide for an expansion of the Premises and extension of the Premises Lease Term;

NOW THEREFORE, for and in consideration of the mutual promises 7th and covenants set forth herein, the Landlord and Tenant agree that the Lease is amended as follows effective July 7th, 2021:

1. Premises – The Premises shall be expanded to consist of Suite 200, consisting of approximately 27,104 RSF, in addition to Suite 500, consisting of 8,722 RSF. The Premises size shall increase to 35,826 RSF on the Suite 200 Commencement Date.

2. Suite 200 Commencement Date – The later of (i) October 1, 2021, or (ii) the date on which Landlord delivers Suite 200 to Tenant with construction improvements as shown/listed in Exhibit A complete.

3. Suite 200 Lease Term – Approximately Sixty (60) months

4. Suite 200 Base Rent – “Base Rent” for Suite 200 shall be as shown below:

$95,857.81 per month for the period from the Suite 200 Commencement Date to January 31, 2022,

$98,726.32 per month for the period of February 1, 2022 to July 31, 2022,

$101,688.11 per month for the period of August 1, 2022 to July 31, 2023,

$104,738.75 per month for the period of August 1, 2023 to July 31, 2024,

$107,880.92 per month for the period of August 1, 2024 to July 31, 2025,

$111,117.34 per month for the period of August 1, 2025 to July 31, 2026, and

$114,450.86 per month for the period of August 1, 2026 to September 30, 2026.

5. Suite 500 Lease Term – Suite 500 Lease Term shall be extended to expire on September 30, 2026.

6. Suite 500 Base Rent – “Base Rent” for Suite 500 shall be extended as shown below:

$30,843.89 per month for the period of October 1, 2021 to January 31, 2022,

$31,769.21 per month for the period of February 1, 2022 to July 31, 2022,

$32,722.29 per month for the period of August 1, 2022 to July 31, 2023,

$33,703.95 per month for the period of August 1, 2023 to July 31, 2024,

$34,715.07 per month for the period of August 1, 2024 to July 31, 2025,

$35,756.53 per month for the period of August 1, 2025 to July 31, 2026, and

$36,829.22 per month for the period of August 1, 2026 to September 30, 2026.

7. NNN Charges – Section 9 of the Lease shall apply to Suite 200 in addition to Suite 500 following the Suite 200 Commencement Date. Tenant’s Common Area Maintenance, Property Taxes and Casualty Insurance contribution following the Suite 200 Commencement Date shall be adjusted to 33.64%.

8. Parking – Tenant’s Parking in Section 6 of the Lease shall be revised to state seventeen (17) Parking Spaces at 522 Brazos St. for Suite 500 and fifty-four (54) Parking Spaces at 522 Brazos St. for Suite 200 following the Suite 200 Commencement Date. The parking rate for all Parking Spaces shall be $175 per space per month plus tax from October 1, 2021 until September 30, 2022. Thereafter, the parking rate shall be at market.

9. Employee Limitation—Tenant’s Employee Limitation in Section 6 of the Lease shall be revised to be seventy (70) full-time employees in Suite 500 and two -hundred seventeen (217) full-time employees in Suite 200 following the Suite 200 Commencement Date.

10. Condition of Suite 200—Tenant accepts Suite 200 on an “as-is” basis, except that Landlord shall complete construction improvements as shown/listed in Exhibit A, at Landlord’s sole cost and expense. Landlord shall use commercially reasonable efforts to complete such improvements by September 30, 2021, with the exception of the installation of the exterior windows which shall not delay the Suite 200 Commencement Date or Tenant’s occupancy or use of the Premises. With respect to any such work performed after the Suite 200 Commencement Date, Landlord agrees to perform such work between 7 p.m. and 8 a.m. or on weekends.

11. Suite 200 First Month’s Base Rent and NNN Charges – Tenant shall pay Suite 200’s first month’s Base Rent and NNN expenses, within ten (10) business days after the full execution of this Amendment.

12. Security Deposit – Tenant shall increase Security Deposit to equal $218,125.43 (i.e., the last month’s Base Rent and the estimated NNN expenses for Suite 200 and Suite 500), within ten (10) business days after the full execution of this Amendment.

13. Landlord and Tenant ratify and affirm all terms and provisions of the Lease Agreement except as modified by the terms of this Amendment.

EXECUTED this 7th day of July, 2021.

LANDLORD:		TENANT:
522 Congress, LP		Hippo Analytics Inc.

By:	/s/ Sheldon David Kahn	By:	/s/ Assaf Wand
By:	Sheldon David Kahn	Name:	Assaf Wand
Title:	Manager	Title:	Chief Executive Officer
Date: 7/7/2021 | 12:24 PM PDT		Date:	7/3/2021

Exhibit A

“Construction Plans for Suite 200”

DN
DN
DNDN
REMOVE PORTION OF RAILING, COORD. W/ LANDLORD
CRAC UNITS AND ELECTRICAL EQUIPMENT TO SALVAGE, TYP.
RELOCATE ELECTRICAL BOXES, TYP.

GENERAL NOTES

- ALL EXISTING CONSTRUCTION SHOWN IN LIGHT GRAY. ALL NEW CONSTRUCTION SHOWN IN BOLD.
- ALL SQUARE FOOTAGES AND DIMENSIONS ON PLAN ARE APPROXIMATE/PRELIMINARY/NON-BINDING. SUITE TO BE VERIFIED IN FIELD PRIOR TO ISSUING CONSTRUCTION DOCUMENTS. CALCULATION
- NOT FOR REGULATORY APPROVAL/PERMIT OR CONSTRUCTION.
- FURNITURE SHOWN FOR REFERENCE.

PRICING PLANS AND NOTES ARE FOR PRELIMINARY COST ESTIMATES ONLY, NOT TO BE USED FOR PERMITTING OR CONSTRUCTION. CONTRACTOR TO SITE VERIFY EXISTING CONDITIONS.

DEMOLITION

1. REMOVE ALL WALLS, DOORS/FRAMES/HARDWARE AND MILLWORK AS INDICATED ON THE DEMOLITION PLAN.
2. REMOVE ALL FLOORING AND RUBBER WALL BASE THROUGHOUT
3. REMOVE LIGHTING IN OPEN OFFICE AREA,TYP.
4. RELOCATE ELECTRICAL PLANS AS SHOWN ON FLOOR PLAN.
5. REMOVE VENT HOODS AND EQUIPMENT WHERE NOTED, RETURN TO BLDG. OWNER.
6. REMOVE ELECTRICAL BOXES, WIRING AND CONDUIT IN DEMOLISHED PARTITIONS BACK TO NEXT J-BOX ON STRUCTURAL DECK, TYP.
7. REMOVE EXTERIOR WINDOWS AND VENT GRILLES WHERE NOTED. RE: FLOOR PLAN AND ELEVATION FOR NEW WINDOW REPLACEMENT. SALVAGE BRICK AND STONE SILLS AROUND EXISTING WINDOWS AND REUSE IF POSSIBLE.

NOT IN SCOPE

PP01 SCARBROUGH BLDG. - SUITE 200
DEMOLITION PLAN

ACOUSTICAL CLOUDS
DEMO DROP CEILING

GENERAL NOTES

- ALL EXISTING CONSTRUCTION SHOWN IN LIGHT GRAY. ALL NEW CONSTRUCTION SHOWN IN BOLD.
- ALL SQUARE FOOTAGES AND DIMENSIONS ON PLAN ARE APPROXIMATE/PRELIMINARY/NON-BINDING. SUITE TO BE VERIFIED IN FIELD PRIOR TO ISSUING CONSTRUCTION DOCUMENTS. CALCULATION
- NOT FOR REGULATORY APPROVAL/PERMIT OR CONSTRUCTION.

PRICING PLANS AND NOTES ARE FOR PRELIMINARY COST ESTIMATES ONLY, NOT TO BE USED FOR PERMITTING OR CONSTRUCTION. CONTRACTOR TO SITE VERIFY EXISTING CONDITIONS.

DEMOLITION

1. REMOVE LIGHTING THROUGHOUT, U.N.O.
2. REMOVE ACOUSTICAL CLOUDS WHERE NOTED.

NOT IN SCOPE

PP02 SCARBROUGH BLDG. - SUITE 200
DEMOLITION REFLECTED CEILING PLAN

PROJECT NUMBER: 2021-L010 DATE: 06.11.2021 SCALE: 3/64" = 1'-0"

acorn design group

DN
DN
DN DN
NEW STEP AND RAILING
13
12
11
10
9
8
7
6
5
4
3
2
1
TYP. WINDOW APPROX. LOCATED - UNABLE TO FIELD VERIFY EXACT LOCATION
1/PP05
RELOCATE ELEC. PANELS AS REQ'D

GENERAL NOTES

- ALL EXISTING CONSTRUCTION SHOWN IN LIGHT GRAY. ALL NEW CONSTRUCTION SHOWN IN BOLD.
- ALL SQUARE FOOTAGES AND DIMENSIONS ON PLAN ARE APPROXIMATE/PRELIMINARY/NON-BINDING. SUITE TO BE VERIFIED IN FIELD PRIOR TO ISSUING CONSTRUCTION DOCUMENTS. CALCULATION
- NOT FOR REGULATORY APPROVAL/PERMIT OR CONSTRUCTION.

PRICING PLANS AND NOTES ARE FOR PRELIMINARY COST ESTIMATES ONLY, NOT TO BE USED FOR PERMITTING OR CONSTRUCTION. CONTRACTOR TO SITE VERIFY EXISTING CONDITIONS.

PARTITIONS

1. AT EXISTING CONSTRUCTION, REPAIR ALL DAMAGES TO WALLS DUE TO DEMOLITION.

STAIR

1. PROVIDE STEP WHERE NOTED ON PLAN. COORD. W/ DESIGNER FOR REQ'D RAILING AND COORD. W/ STRUCTURAL ENG. FOR REQ'D STEP SUPPORT.

GLAZING

1. PROVIDE NEW WINDOWS WHERE NUMBERED ON PLAN (13 TOTAL). WINDOWS TO MATCH 3RD FLOOR STANDARD. RE: ELEVATION FOR WINDOW HEIGHT AND INFORMATION. COORD. W/ STRUCTURAL ENGINEER FOR REQ'D SUPPORT. PROVIDE EXTERIOR SIGHTING, COORD. WITH LANDLORD. MAINTAIN LOUVERS AT STOREFRONT.

FINISHES

NOTE: ALL FINISHES WILL BE SELECTED AND PROCURED BY LANDORD AND INSTALLED BY GENERAL CONTRACTOR

1. PROVIDE NEW CARPET AND RUBBER BASE THROUGHOUT.
2. PROVIDE RUBBER TRANSITIONS AT ALL CHANGES IN FLOOR FINISH, U.N.O. PROVIDE METAL SCHLUTER STYLE TRANSITION WHERE T.I MEETS OTHER FLOOR FINISHES.
3. PROVIDE NEW PAINT THROUGHOUT.
4. PROVIDE NEW PAINT AT ALL EXISTING DOORS, U.N.O.

ELECTRICAL/CABLING

1. RELOCATE ELECTRICAL PANELS WHERE NOTED ON PLAN.

TENANT EXPENSE/RESPONSIBILITY

A. DATA CABLING
B. FURNITURE
C. APPLIANCES AND EQUIPMENT, U.N.O.
D. AUDIO VISUAL EQUIPMENT

NOT IN SCOPE

PP03 SCARBROUGH BLDG. - SUITE 200
FLOOR PLAN

PROJECT NUMBER: 2021-L010 DATE: 06.11.2021 SCALE: 3/64" = 1'-0"

acorn design group

PROVIDE NEW LINEAR PENDANTS IN LIEU OF ACOUSTICAL CLOUDS
NEW LINEAR PENDANT LIGHT LOCATION

GENERAL NOTES

- ALL EXISTING CONSTRUCTION SHOWN IN LIGHT GRAY. ALL NEW CONSTRUCTION SHOWN IN BOLD.
- ALL SQUARE FOOTAGES AND DIMENSIONS ON PLAN ARE APPROXIMATE/PRELIMINARY/NON-BINDING. SUITE TO BE VERIFIED IN FIELD PRIOR TO ISSUING CONSTRUCTION DOCUMENTS. CALCULATION
- NOT FOR REGULATORY APPROVAL/PERMIT OR CONSTRUCTION.
- FURNITURE SHOWN FOR REFERENCE.

PRICING PLANS AND NOTES ARE FOR PRELIMINARY COST ESTIMATES ONLY, NOT TO BE USED FOR PERMITTING OR CONSTRUCTION. CONTRACTOR TO SITE VERIFY EXISTING CONDITIONS.

LIGHTING

1. REPLACE LINEAR FLOURESCENT FIXTURE W/ SAME LENGTH, PEER-LESS VMM9 FIXTURE:
   VMM9 80CRI 30K ID1100LM 60/40 C041 RDEP
   DIMMING, VOLTAGE, BATTERY BACK UP TO BE INCLUDED AND CONFIRM BACK ORDER. IF EXISTING SWITCHING NEEDS TO BE REPLACED, NEW LIGHT CONTROL WILL BE USED.
2. PROVIDE (6) NEW 16' LINEAR PENDANT LIGHT FIXTURES WHERE NOTED. COORD. W/ LANDLORD FOR EXACT LOCATION.

HVAC

1. EXISTING MAIN SUPPLY AND RETURN LINES ARE PROVIDED. MODIFY AND EXTEND EXISTING SYSTEMS TO ACCOMMODATE NEW LAYOUT AND OCCUPANCY.
2. RELOCATE BLDG. STD. THERMOSTATS, AS REQ'D.
3. RELOCATE FIRE ALARMS AS REQ'D.

NOT IN SCOPE

PP04

SCARBROUGH BLDG. - SUITE 200
REFLECTED CEILING PLAN

PROJECT NUMBER: 2021-L010 DATE: 06.11.2021 SCALE: 3/64" = 1'-0"

aorn design group